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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of [ ] ___, 199_ by and among Teligent, L.L.C., a Delaware limited liability company (the "Company") and ___________________ (such party and any party to which any rights under this Agreement have been transferred, a "Holder").

         This Agreement is made pursuant to that certain Securities Purchase Agreement, dated as of September 30, 1997 (the "Securities Purchase Agreement"), between, among other parties, the Company and the Nippon Telegraph and Telephone Corporation. The execution and delivery of this Agreement by the Company is a condition to the First Closing (as such term is defined under the Securities Purchase Agreement).

         The parties hereto agree as follows:

                                    ARTICLE I

         Section 1.1. Definitions. Certain defined terms used herein and not otherwise defined shall have the meanings for such terms as used in the Limited Liability Company Agreement (as hereinafter defined). In addition, as used in this Agreement, the following capitalized terms have the following meanings:

         Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

         Initial Public Offering shall mean an initial Public Offering which results in net proceeds to the Company of not less than $75,000,000.

         Limited Liability Company Agreement shall mean the Amended and Restated Limited Liability Company Agreement of the Company dated as of the date hereof, as from time to time amended.

         Managing Underwriter shall have the meaning specified in Section
2.1(e).

         Public Offering shall mean a public offering and sale of equity securities of the Company or any successors thereto, pursuant to an effective registration statement under the Securities Act.

         Registrable Securities shall mean membership interests of the Company purchased by the Holders pursuant to the Securities Purchase Agreement or the securities into which such membership interests have been converted upon the conversion of the Company from a limited liability company to a "C" corporation, together with any securities issued or issuable by the Company in respect of any of such securities by way of a distribution or split or in connection with a combination or subdivision of such securities of the Company, reclassification, recapitalization, merger, consolidation or other reorganization of the Company.

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         As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities shall have been transferred pursuant to Rule 144, (iii) such securities shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) such securities shall have ceased to be outstanding.

         Registration Expenses shall mean any and all out-of-pocket expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all Securities and Exchange Commission ("Commission"), stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of underwriters' counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Registrable Securities, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions, the fees and disbursements of the Holder's counsel and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the securities in all cases.

         Securities Act shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and in reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar federal statute and the rules and regulations thereunder.

         Underwritten Offering shall mean a Public Offering for which an investment banking firm will enter into an underwriting agreement.

                                   ARTICLE II

                               Registration Rights

         Section   2.1.    Demand Registrations.

                           (a) At any time after the sixth month anniversary of the effectuation of an Initial Public Offering (the "Demand Date"), the Holders shall be entitled to demand in writing that the Company effect a registration under the Securities Act of all or part of their Registrable Securities, specifying in the request the number and type of Registrable Securities to be registered by the Holders and the intended method of disposition thereof (such notice is hereinafter referred to as a "Holder Request"). Upon receipt of such Holder Request, the Company will give prompt written notice to all other Holders and all other holders of the same or a substantially similar class of securities as those held by the Holders with applicable registration rights (such securityholders referred to herein as the

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        "Other Holders" and such securities as the "Other Holders Securities"
         and, together with the Registrable Securities, the "Securities") of such registration request and other relevant facts involved in such proposed registration and will, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of:

                           (i) all Registrable Securities which the Company has been so requested to register by the Holders; and

                           (ii) all other Securities which the Company has been requested to register by any other Holder thereof and by all Other Holders, if applicable, by written request given to the Company within 30 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Securities so to be registered;

provided, however, that the Company shall not be obligated to file a registration statement relating to any Holder Request under this Section 2.1(a) unless (A) the Company shall have received requests for such registration with respect to at least 20% of the Registrable Securities purchased pursuant to the Securities Purchase Agreement (the "NCC Shares") or (B) it is reasonably anticipated that, with respect to the Registrable Securities requested to be registered, the aggregate offering price, net of underwriters' discounts and commissions, will be not less than $20,000,000;

provided, further, however, that the Company shall not be obligated to file and use its reasonable best efforts to cause to become effective a registration statement pursuant to this Section 2.1 until a period shall have elapsed from the effective date of the most recent such previous registration statement of the Company (the "Prior Public Offering") equal to the greater of (i) 120 days and (ii) the shortest period of any lockup of shareholders of the Company required by the underwriting firm which was the lead manager of the Prior Public Offering (the "Holdback Period"); and provided, further, that if, while a registration request is pending pursuant to this Section 2.1, the Board of Directors of the Company makes a good faith determination that the filing or effectiveness of a registration statement would require the public disclosure of material information, the disclosure of which would adversely affect the Company, the Company shall not be required to effect a registration pursuant to this Section 2.1 until such material information is disclosed to the public or ceases to be material; provided, however, that the foregoing delay shall in no event exceed 120 days, and provided, further, that in such event, if requested by the Holders of Registrable Securities representing at least 50% of the Registrable Securities which are or were included in such registration, the Holders will be entitled to withdraw such request, and if such request is withdrawn, such registration will not count as one of the required registrations under this Section 2.1. In any event, the Company will pay all Registration Expenses in connection with any registration initiated under this Section 2.1.


                           (b) Notwithstanding the foregoing provisions of
         Section 2.1(a), the Company shall not be obligated to effect more than three registrations pursuant to this Section 2.1.

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                           (c) A registration requested pursuant to Section
         2.1(a) will not be deemed to have been effected for purposes of this Agreement unless it has become effective; provided, that if after such registration has become effective, the offering of Registrable Securities pursuant thereto is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court (other than any such order, injunction or other order or requirement as would not affect any of the date of the closing with respect to the sale of such securities, the number of such securities to be sold or the price to be paid for such securities), such registration will be deemed not to have been effected.

                           (d) The Company will pay all Registration Expenses in connection with each of the registrations of Registrable Securities effected by it pursuant to this Section 2.1.

                           (e) If a registration pursuant to this Section 2.1 involves an Underwritten Offering, the Holders of a majority of the Registrable Securities to be included in such registration shall have the right, with the approval of the Company (which approval shall not be unreasonably withheld), to select the investment banker (or investment bankers) that shall manage the Underwritten Offering (collectively, the "Managing Underwriter").

                           (f) If in connection with any Underwritten Offering pursuant to this Section 2.1, the Managing Underwriter shall advise the Company that, in its judgment, the number of Securities (including, for purposes of this Section 2.1, securities of the Company which the Company has proposed to include in such offering) proposed to be included in such offering should be limited due to market conditions, then the Company will promptly so advise the Holders and the Other Holders, as applicable, and Securities shall be excluded from such offering in the following order until such limitation has been met: (i) Other Securities requested to be registered pursuant to Section 2.1(a), if any, shall be excluded until all of the Other Securities shall have been so excluded, (ii) Securities which the Company has elected to include in such offering, if any, shall be excluded until all of such Securities have been excluded, and, (iii) thereafter, any Registrable Securities requested to be included in such offering pursuant to
         Section 2.1(a) shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by each Holder.

                           (g) If more than 50% of the Registrable Securities requested to be included in a registration pursuant to Section 2.1(a) are not so included, such registration shall not count as one of the permitted registrations under this Section 2.1.


         Section   2.2.    Registration.

                           (a) At any time after the Demand Date, the Holders shall be entitled to demand in writing that the Company effect a registration under the Securities Act of all or part of their Registrable Securities on Form S-3 or any similar short-form ("Short-Form") registration statement ("Short-Form Registrations"), if available, specifying in the request

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         the number of Registrable Securities to be registered by the Holders and the intended method of distribution thereof (such notice is hereinafter referred to as an "S-3 Holder Request"); provided, that the Company shall be obligated to effect a registration of Registrable Securities pursuant to this Section 2.2 only if the anticipated aggregated offering price for such Registrable Securities is in excess of $10,000,000, provided, further, that the Company shall not be obligated to file and use its reasonable best efforts to cause to become effective a registration statement pursuant to this Section 2.2 until a period equal to the Holdback Period shall have elapsed from the effective date of the Prior Public Offering; and provided, further, that if, while a registration request is pending pursuant to this
         Section 2.2, the Board of Directors of the Company makes a good faith determination that the filing or effectiveness of a registration statement would require the public disclosure of material information, the disclosure of which would adversely affect the Company, the Company shall not be required to effect a registration pursuant to this Section
         2.2 until such material information is disclosed to the public or ceases to be material; provided, however, that the foregoing delay shall in no event exceed 120 days. The Holders of Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

                           (b) If, in connection with any Underwritten Offering pursuant to Section 2.2(a), the Managing Underwriter thereof advises the Company in writing that in its opinion the number of Securities (including, for purposes of this Section 2.2(b), securities of the Company which the Company has proposed to include in such offering) proposed to be included in such offering should be limited due to market conditions, the Company will promptly so advise the Holders and Other Holders, as applicable, and Securities shall be excluded from such offering in the following order until such limitation has been met: (i) Other Securities requested to be included in such offering pursuant to Section 2.2(c), if any, shall be excluded until all of the Other Securities shall be so excluded, (ii) Securities that the Company has elected to include in such offering, if any, shall be excluded until all such Securities have been excluded, and, (iii) thereafter, any Registrable Securities requested to be included in such offering pursuant to Sections 2.2(a) and (c) shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by each Holder.

                           (c) Upon receipt of any S-3 Holder Request subject to
         Section 2.2(a), the Company will give prompt written notice to all other Holders and all Other Holders and will, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of:

                           (i) all Registrable Securities which the Company has been so requested to register by the Holders; and

                           (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof and all Other Securities, if applicable, by written request given to the Company within 30 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Securities so to be registered.

                           (d) If a requested registration pursuant to this
         Section 2.2 involves an Underwritten Offering, the Holders representing a majority of Registrable Securities included in such registration shall have the right, with the approval of the Company (which approval shall not be unreasonably withheld), to select the Managing Underwriter.

                           (e) The Company will pay all Registration Expenses in connection with registrations of Registrable Securities effected by it pursuant to this Section 2.2.

         Section   2.3.    Piggyback Registrations

                           (a) After the Initial Public Offering, if the Company at any time proposes to register any of its equity securities of the same class as the Registrable Securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms thereto and other than pursuant to a registration under
         Section 2.1 or 2.2), whether or not for sale for its own account (including, without limitation, pursuant to the exercise by any other Person of any registration rights granted by the Company), on a form and in a manner that would permit registration of Registrable Securities held by a Holder for sale to the public under the Securities Act, it will give written notice to all the Holders promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, (x) whether or not such registration will be in connection with an Underwritten Offering of Registrable Securities and, if so, the identity of the Managing

         Underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the anticipated price range at which the Registrable Securities are reasonably expected to be sold to the public). Upon the written request of any such Holder delivered to the Company within 45 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use reasonable best efforts to effect the registration under the Securities Act of all of the Registrable Securities that the Company has been so requested to register; provided, however, that:

                           (i) If, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder who made a request as hereinabove provided and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith, subject to Section 2.3(b)), without prejudice, however, to the rights, of any Holder to request that such registration be effected as a registration under Sections 2.1 or 2.2, upon the terms and subject to the conditions set forth therein.

                           (ii) If such registration involves an Underwritten Offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company.

                           No registration effected under this Section 2.3 shall relieve the Company of its obligation to effect registrations upon request under Sections 2.1 or 2.2, upon the terms and conditions set forth therein.

                           (b) The Registration Expenses incurred in connection with up to three fully completed registrations of Registrable Securities requested pursuant to this Section 2.3 (and for each such registration discontinued or terminated pursuant to the provisions of
         Section 2.3(a) or for which more than 50% of the Registrable Securities for which registration has been requested are not registered pursuant to the provisions of Section 2.3(c)) shall be paid by the Company.

                           (c) If a registration pursuant to this Section 2.3 involves an Underwritten Offering and the Managing Underwriter advises the Company that, in its opinion, the number of Registrable Securities proposed to be included in such registration should be limited due to market conditions, then the Company may exclude Registrable Securities requested to be included pursuant to Section 2.3(a) pro rata, based on the respective numbers of Registrable Securities as to which registration has been so requested by each Holder.

                           (d) In connection with any Underwritten Offering with respect to which holders of Registrable Securities shall have requested registration pursuant to this Section 2.3, the Company shall have the right to select the Managing Underwriter with respect to the offering.

         Section   2.4.    Registration Procedures.

                           (a) If and whenever the Company is required to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1, 2.2 or 2.3, the Company will, as expeditiously as possible:

                           (i) Prepare and promptly file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become and remain effective; provided, that in the case of a registration provided for in Sections 2.1, 2.2 or 2.3, before filing a registration statement or prospectus or any amendments or supplements thereof, the Company will furnish to one counsel selected by the Holders desiring to register their Registrable Securities for sale copies of all such documents proposed to be filed, which documents will be subject to the right of such counsel to approve all information contained therein with respect to the Holders (which approval shall not be unreasonably withheld) and the reasonable opportunity of such counsel to otherwise comment thereon; and, provided, further, that the Company may discontinue any registration of its securities that is being effected pursuant to Section 2.3 at any time prior to the effective date of the registration statement relating thereto.

                           (ii) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period as may be requested by the Holders desiring to register their Registrable Securities for sale not exceeding 90 days and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Holder or Holders thereof set forth in such registration statement.

                           (iii) Furnish to each Holder of Registrable
         Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities.

                           (iv) Use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder in such jurisdictions, except that the Company shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.4(a)(iv), it is not then so qualified, or (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is not then so subject.

                           (v) Use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities.

                           (vi) Immediately notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.4(a)(ii), if the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such Holder, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (vii) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its securityholders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act.


                           (viii) Use its reasonable best efforts in cooperation with the underwriters to list such Registrable Securities on each securities exchange as they may reasonably designate.

                           (ix) In the event the offering is an Underwritten Offering, use its reasonable best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters.

                           (x) Execute and deliver all instruments and documents (including in an Underwritten Offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as are customary in an underwritten public offering.

                           (b) Each Holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(a)(vi), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(a)(vi).

                           (c) If a registration pursuant to Sections 2.1, 2.2 or 2.3 involves an Underwritten Offering, the Company agrees, if so required by the Managing Underwriter, not to effect any public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such equity securities during a period of up to 180 calendar days after the effective date of such registration, except for securities sold in such Underwritten Offering or except in connection with an option plan, purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

                           (d) If a registration pursuant to Sections 2.1, 2.2 or 2.3 involves an Underwritten Offering, each Holder of Registrable Securities, whether or not such

         Holder's Registrable Securities are included in such registration, will, if and to the extent requested by the Managing Underwriter, enter into an agreement not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act (but excluding those Registrable Securities sold in such offering), of any of the Company's equity securities owned by such Holder or securities convertible into or exchangeable or exercisable for any such equity securities, without the consent of the Managing Underwriter, during a period commencing on the effective date of such registration and ending a number of calendar days thereafter not exceeding 180 days as the Managing Underwriter shall reasonably determine is required to effect a successful offering.

                           (e) If a registration pursuant to Sections 2.1, 2.2

         or 2.3 involves an Underwritten Offering, any Holder requesting that Registrable Securities be included in such registration may elect by notice, in writing, given a reasonable period prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration, unless such Holder has agreed with the Company or the Managing Underwriter to limit its rights under this Section 2.4.

                           (f) It is understood that in any Underwritten Offering, in addition to any Registrable Securities (the "initial units") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase up to a number of additional authorized but unissued Registrable Securities (the "option units") equal to 15% of the initial units (or such other maximum amount as the NASD may then permit), solely to cover over-allotments. Registrable Securities proposed to be sold by the Company and the Holders shall be allocated between initial units and option units as agreed or, in the absence of agreement, pursuant to Sections 2.1(g), 2.2(b) or 2.3(c), as the case may be. The number of initial units and option units to be sold by requesting Holders shall be allocated pro rata among all such Holders on the basis of the relative number of Registrable Securities each such Holder has included in such registration.

         Section   2.5.    Indemnification.

                           (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to Sections 2.1, 2.2 or 2.3, the Company will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each Holder of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, as follows:

                           (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

                           (ii)  against any and all loss, liability, claim,

         damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                           (iii) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

         provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder, underwriter or control person expressly for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto) and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter with the meaning of the Securities Act, in any such case to the extent that such loss, liability, claim, damage or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in the final prospectus.

                           (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Sections 2.1, 2.2 or 2.3, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.5(a)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder. In that event, the obligations of the Company and such Holders pursuant to this Section 2.5 are to be several and not joint; provided, however, that with respect to each claim pursuant to this Section 2.5(b), each such Holder's liability under this Section 2.5(b) shall be limited to an amount equal to the net proceeds (after deducting the underwriting discount and expenses) received by such Holder from the sale of such Registrable Securities by such Holder.

                           (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
         Section 2.5, except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel for a majority of the sellers of Registrable Securities or more than one firm of counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. No indemnified party shall consent to the entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party or for which an indemnifying party may have indemnification liability hereunder without the consent of such indemnifying party.

                           (d) The Company and each seller of Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

         Section 2.6. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity contemplated by Section 2.5 is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity
agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act. In determining the amounts which the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Holder selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section 2.5(b) were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 2.6, each Person, if any, who controls an underwriter within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter, and each director and officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

         Section 2.7. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         Section   2.8.    Transfer of Registration Rights.

                  Each Holder may assign its rights under this Agreement to any Person to whom or which they sell, transfer or assign not less than 20% of the

NCC Shares (other than sales pursuant to Rule 144); provided, that such Person agrees in writing with the Company to be bound by this Agreement to the same extent as the transferring Holder.

                                   ARTICLE III

                                   Termination

         Section 3.1. Termination. This Agreement shall terminate with respect to any Holder when such Holder no longer owns any Registrable Securities.

                                   ARTICLE IV

                                  Miscellaneous

         Section 4.1. Successors and Assigns. Except as otherwise provided herein, all of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by and against the respective successors and assigns of the parties hereto.

         Section   4.2.    Amendment and Modification; Waiver of Compliance;
Conflicts.

                           (a) This Agreement may be amended only by a written instrument duly executed by the parties hereto.

                           (b) Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         Section 4.3. Notices. Any notice, request, claim, demand, document and other communication hereunder to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex or telecopy (with such telex or telecopy confirmed promptly in writing sent by first class mail), or first class mail, or other similar means of communication, as follows:

                           (a) If to the Company, addressed to the Company at 11 Canal Center Plaza, Suite 300A, Arlington, Virginia 22314, Attn.:
         Laurence E Harris; with a copy to (i) The Associated Group, Inc., 3 Bala Plaza East, Suite 502, Bala Cynwyd, PA 19004, Attn.: Scott G. Bruce; (ii) Telcon Ventures, LLC, 211 North Union Street, Suite 300, Alexandria, VA 22314, Attn.: Hal B. Perkins; and (iii) Kent A. Coit, Esq., Skadden Arps, Slate, Meagher & Flom, One Beacon Street, Boston, MA 02108; or


                           (b) If to a Holder, to the address of such Holder set forth in the records of the Company;

                  or, in each case, to such other address or telex or telecopy number as such party may designate in writing to each Holder and the Company by written notice given in the manner specified herein.

                  All such communications shall be deemed to have been given, delivered or made when so delivered by hand or sent by telex (answer back received) or telecopy, or five business days after being so mailed.

         Section 4.4. Entire Agreement. This Agreement, the Securities Purchase Agreement and the other agreements referred to herein or therein or delivered pursuant hereto or thereto which form a part hereof or thereof contain the entire agreement among the parties hereto with respect to the subject transactions contemplated hereby and supersede all prior oral and written agreements and memoranda and undertakings among the parties hereto with regard to this subject matter. The Company represents to the Holders that the rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted or obligations accepted under any other agreement (including the Limited Liability Company Agreement) to which the Company is a party. Neither the Company nor any Affiliate of the Company will hereafter enter into any agreement with respect to its equity or debt securities which is inconsistent with the rights granted to the Holders of Registrable Securities under this Agreement without obtaining the prior written consent of the Holders of a majority of the Registrable Securities whose rights would be thereby affected.

         Section   4.5.    [Intentionally Omitted]

         Section 4.6. Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 4.7. Governing Law; Specific Performance. This Agreement and the parties' respective obligations hereunder shall be governed by and construed in accordance with the laws of New York (without regard to the conflicts of laws principles thereunder). Each party expressly acknowledges each of the other parties' right, in the event of such party's breach of its obligations hereunder, to require the specific performance of such party's obligations hereunder, and hereby waives any defenses or objections to any claim or action seeking specific performance by such party of its obligations hereunder based on the ground that there exists an adequate remedy at law.

         Section 4.8. Disputes Generally. In the event of a dispute between any of the parties in connection with this Agreement, such dispute shall be subject to the dispute resolution procedures set forth in Section 7.10 of the Securities Purchase Agreement.

         Section 4.9. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

The Company:
TELIGENT, L.L.C.

By:
     ---------------------------
     Name:
     Title:


Holder:
NTTA&T INVESTMENT, INC.

By:
     ---------------------------
     Name:
     Title: